QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2013

PennyMac Mortgage Investment Trust
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-34416 (Commission File Number)	27-0186273 (I.R.S. Employer Identification No.)

6101 Condor Drive, Moorpark, California (Address of Principal Executive Offices)	93021 (Zip Code)

(818) 224-7442
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On February 1, 2013, PennyMac Mortgage Investment Trust (the "Company" or, alternatively, "we" or "us") or subsidiaries thereof entered into the following agreements: Amended and Restated Management Agreement (the "Management Agreement"), by and among us, PennyMac Operating Partnership, L.P., our wholly-owned subsidiary (the "Operating Partnership"), and PNMAC Capital Management, LLC, our manager ("PCM"); Amended and Restated Flow Servicing Agreement (the "Servicing Agreement"), between the Operating Partnership and PennyMac Loan Services, LLC, our servicer ("PLS"); Mortgage Banking and Warehouse Services Agreement ("MBWS Agreement"), between PLS and PennyMac Corp., our wholly-owned, indirect subsidiary ("PennyMac Corp."); MSR Recapture Agreement ("MSR Recapture Agreement"), between PLS and PennyMac Corp.; Master Spread Acquisition and MSR Servicing Agreement ("Spread Acquisition and MSR Servicing Agreement"), between PLS and the Operating Partnership; and Amended and Restated Underwriting Fee Reimbursement Agreement ("Reimbursement Agreement"), by and among us, the Operating Partnership and PCM. In addition, on February 6, 2013, we entered into a Confidentiality Agreement ("Confidentiality Agreement") with Private National Mortgage Acceptance Company, LLC ("Private National"), the parent company of PCM and PLS. Each of the agreements was approved by a committee of our board of trustees comprised solely of independent members thereof. Such committee engaged independent counsel and Jefferies & Company, Inc. as its financial advisor in connection with its consideration of the agreements. The following descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the respective agreements, which have been filed with this Current Report on Form 8-K as exhibits hereto.

        Management Agreement.    We entered into the Management Agreement in order to better align the base and performance incentive components of our management fee with our investment strategy. Pursuant to the terms of the Management Agreement, PCM collects a base management fee and may collect a performance incentive fee, both payable quarterly and in arrears. The initial term of the Management Agreement expires, unless terminated earlier in accordance with the terms of the agreement, on February 1, 2017, subject to automatic renewal for additional 18-month periods, unless terminated in accordance with the terms of the agreement.

        The base management fee is calculated at a defined annualized percentage of "shareholders' equity." "Shareholders' equity" is defined as the sum of the net proceeds from any issuances of our equity securities since its inception (weighted for the time outstanding during the measurement period); plus our retained earnings at the end of the quarter; less any amount that we pay for repurchases of our common shares (weighted for the time held during the measurement period); and excluding one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between PCM and our independent trustees and approval by a majority of our independent trustees.

        Pursuant to the Management Agreement, the base management fee is equal to the sum of (i) 1.5% per annum of shareholders' equity up to $2 billion, (ii) 1.375% per annum of shareholders' equity in excess of $2 billion and up to $5 billion, and (iii) 1.25% per annum of shareholders' equity in excess of $5 billion. The base management fee is paid in cash.

        The performance incentive fee is calculated at a defined annualized percentage of the amount by which "net income," on a rolling four-quarter basis and before the incentive fee, exceeds certain levels of return on "equity." "Net income," for purposes of determining the amount of the performance incentive fee, is defined as net income or loss computed in accordance with GAAP and certain other non-cash charges determined after discussions between PCM and our independent trustees and approval by a majority of our independent trustees. "Equity" is the weighted average of the issue price per common share of all of our public offerings, multiplied by the weighted average number of common shares outstanding (including restricted share units) in the four-quarter period.

        The performance incentive fee is calculated quarterly and escalates as net income (stated as a percentage return on equity) increases over certain thresholds. On each calculation date, the threshold amounts represent a stated return on equity, plus or minus a "high watermark" adjustment. The performance fee payable for any quarter is equal to: (a) 10% of the amount by which net income for the quarter exceeds (i) an 8% return on equity plus the high watermark, up to (ii) a 12% return on equity; plus (b) 15% of the amount by which net income for the quarter exceeds (i) a 12% return on equity plus the high watermark, up to (ii) a 16% return on equity; plus (c) 20% of the amount by which net income for the quarter exceeds a 16% return on equity plus the high watermark.

        The high watermark starts at zero and is adjusted quarterly. The quarterly adjustment reflects the amount by which the net income in that quarter exceeds or falls shorts of the lesser of 8% and the Fannie Mae MBS Yield (the target yield) for such quarter. If the net income is lower than the target yield, the high watermark is increased by the difference. If the net income is higher than the target yield, the high watermark is reduced by the difference. Each time a performance incentive fee is earned, the high watermark returns to zero. As a result, the threshold amounts required for PCM to earn a performance incentive fee are adjusted cumulatively based on the performance of the Company's net income over (or under) the target yield, until the net income in excess of the target yield exceeds the then-current cumulative high watermark amount, and a performance incentive fee is earned. The performance incentive fee may be paid in cash or in common shares of the Company (subject to a limit of no more than 50% paid in common shares), at the Company's option.

        Under the Management Agreement, PCM continues to be entitled to reimbursement of its organizational and operating expenses, including third-party expenses, incurred on our behalf.

        In general, the parties to the Management Agreement have agreed to negotiate in good faith to amend the provisions thereof relating to the compensation of PCM in order to cause such compensation to be materially consistent with market rates of compensation for services comparable to those provided under the Management Agreement if (a) we or PCM requests such negotiation after a determination by us or PCM that the rates of compensation payable to PCM differ materially from such market rates of compensation and (b) various conditions relating to the timing and frequency of such requests are satisfied, including the condition that no request be made before the second anniversary of the execution of the Management Agreement. If the parties are unable to reach agreement on the terms of a fee amendment within thirty (30) days of the delivery of the relevant fee negotiation request, the terms of such fee amendment will be determined by final and binding arbitration procedures set forth in the Management Agreement.

        Under the Management Agreement, PCM may be entitled to a termination fee under certain circumstances. Specifically, the termination fee is payable for (1) our termination of the Management Agreement without cause, (2) PCM's termination of the Management Agreement upon a default by us in the performance of any material term of the agreement that has continued uncured for a period of 30 days after receipt of written notice thereof or (3) PCM's termination of the agreement after the termination by us without cause (excluding a non-renewal) of the MBWS Agreement, the MSR Recapture Agreement, or the Servicing Agreement (each as defined below). The termination fee is equal to three times the sum of (a) the average annual base management fee and (b) the average annual (or, if the period is less than 24 months, annualized) performance incentive fee, in each case earned by PCM during the 24-month period before termination.

        We may terminate the Management Agreement without the payment of any termination fee under certain circumstances, including, among other circumstances, in the event of uncured material breaches by PCM of the Management Agreement, upon a change in control of PCM (defined to include a 50% change in the shareholding of PCM in a single transaction or related series of transactions or Mr. Stanford L. Kurland's failure to continue as chief executive officer of PCM to the extent his suitable replacement (in our discretion) has not been retained by PCM within six months thereof) or upon the termination of the MBWS Agreement or the MSR Recapture Agreement by PLS without cause.

        The Management Agreement also provides that, prior to the undertaking by PCM or its affiliates of any new investment opportunity or any other business opportunity requiring a source of capital with respect to which PCM or its affiliates will earn a management, advisory, consulting or similar fee, PCM shall present to us such new opportunity and the material terms on which PCM proposes to provide services to us before pursuing such opportunity with third parties.

        Servicing Agreement.    The Servicing Agreement establishes servicing fees that change the nature of the fees that we pay to PLS for loan servicing to fixed per-loan monthly amounts based on the delinquency, bankruptcy and/or foreclosure status of the serviced loan or the real estate acquired in settlement of a loan. The initial term of the Servicing Agreement expires, unless terminated earlier in accordance with the terms of the Servicing Agreement, on February 1, 2017, subject to automatic renewal for additional 18-month periods, unless terminated in accordance with the terms of the agreement.

        The base servicing fees for distressed whole loans are calculated based on a monthly per-loan dollar amount, with the actual dollar amount for each loan based on the delinquency, bankruptcy and/or foreclosure status of such loan or the related underlying real estate. Presently, the base servicing fees for distressed whole loans range from $30 per month for current loans up to $125 per month for loans that are severely delinquent and in foreclosure.

        The base servicing fees for loans subserviced by PLS on our behalf are also calculated through a monthly per-loan dollar amount, with the actual dollar amount for each loan based on whether the mortgage loan is a fixed-rate or adjustable-rate loan. The base servicing fees for loans subserviced on our behalf are $7.50 per month for fixed-rate loans and $8.50 per month for adjustable-rate mortgage loans. To the extent that these loans become delinquent, PLS is entitled to an additional servicing fee per loan falling within a range of $10 to $75 per month and based on the delinquency, bankruptcy and foreclosure status of the loan or the related underlying real estate. PLS is also entitled to customary ancillary income and certain market-based fees and charges, including boarding and deboarding fees, liquidation and disposition fees, and assumption, modification and origination fees.

        Except as otherwise provided in the MSR Recapture Agreement, when PLS effects a refinancing of a loan on our behalf and not through a third-party lender and the resulting loan is readily saleable, or PLS originates a loan to facilitate the disposition of the real estate acquired by us in settlement of a loan, PLS is entitled to receive from us market-based fees and compensation consistent with pricing and terms PLS offers unaffiliated third parties on a retail basis.

        To the extent that PLS participates in HAMP (or other similar mortgage loan modification programs), PLS is entitled to retain any incentive payments made to it and to which it is entitled under HAMP, provided that, with respect to any incentive payments paid to PLS in connection with a mortgage loan modification for which we previously paid PLS a modification fee, PLS is required to reimburse us an amount equal to the incentive payments.

        In addition, because we do not have any employees or infrastructure, PLS is required to provide a range of services and activities significantly greater in scope than the services provided in connection with a customary servicing arrangement. For these services, PLS receives a supplemental fee of $25 per month for each distressed whole loan and $3.25 per month for each other subserviced loan.

        PLS continues to be entitled to reimbursement for all customary, bona fide reasonable and necessary out-of-pocket expenses incurred by PLS in connection with the performance of its servicing obligations.

        In general, the parties to the Servicing Agreement have agreed to negotiate in good faith to amend the provisions thereof relating to the compensation of PLS in order to cause such compensation to be materially consistent with market rates of compensation for services comparable to those provided under the Servicing Agreement if (a) either party requests such negotiation after a determination by either party that the rates of compensation payable to PLS differ materially from such market rates of compensation and (b) various conditions relating to the timing and frequency of such requests are satisfied, including the condition that no request be made before the second anniversary of the execution of the Servicing Agreement. If the parties are unable to reach agreement on the terms of a fee amendment within thirty (30) days of the delivery of the relevant fee negotiation request, the terms of such fee amendment will be determined by final and binding arbitration procedures set forth in the Servicing Agreement.

        No automatic renewal of the Servicing Agreement will occur upon the conclusion of the initial term or any renewal period if the Operating Partnership or PLS delivers to the other party a notice of nonrenewal at least 180 days in advance. In addition, (i) PLS has the right to terminate the Servicing Agreement without cause if either of the MBWS Agreement or the MSR Recapture Agreement is terminated by PennyMac Corp. without cause as provided in each such agreement or the Management Agreement is terminated by us without cause as provided in such agreement and (ii) the Operating Partnership has the right to terminate the Servicing Agreement without cause if either of the MBWS Agreement or the MSR Recapture Agreement is terminated by PLS without cause or the Management Agreement is terminated by PCM as provided in such agreement. The Servicing Agreement is further subject to termination under other circumstances, generally including (a) in whole, at the election of either party following a specified default or other for-cause event on the part of the other, (b) in part with respect to one or more individual loans, at the election of the Operating Partnership in connection with a sale of such loan(s) or if such loan(s) become seriously delinquent or the real estate is acquired on behalf of the lender, and (c) in whole at the election of PLS or the Operating Partnership if PennyMac Corp. or PLS, respectively, defaults in its obligations under the MSR Recapture Agreement. The Operating Partnership is required to pay release fees to PLS in connection with certain terminations.

        MBWS Agreement and MSR Recapture Agreement.    Under the MBWS Agreement, PLS provides us with certain mortgage banking services, including fulfillment and disposition-related services, with respect to loans acquired by us from correspondent lenders, and certain warehouse lending services, including fulfillment and administrative services, with respect to loans financed by us for our warehouse lending clients. Pursuant to the MBWS Agreement, PLS has agreed to provide such services exclusively for our benefit, and PLS and its affiliates are prohibited from providing such services for any other third party. However, such exclusivity and prohibition shall not apply, and certain other duties instead will be imposed upon PLS, if we are unable to purchase or finance mortgage loans as contemplated under the MBWS Agreement for any reason. The initial term of the MBWS Agreement expires, unless terminated earlier in accordance with the terms of the agreement, on February 1, 2017, subject to automatic renewal for additional 18-month periods, unless terminated in accordance with the terms of the agreement.

        In consideration for the mortgage banking services provided by PLS with respect to our acquisition of mortgage loans, PLS is entitled to a fulfillment fee based on the type of mortgage loan that we acquire and equal to a percentage of the unpaid principal balance of such mortgage loan. Presently, the applicable percentages are (i) 0.50% for conventional mortgage loans, (ii) 0.88% for loans underwritten in accordance with the Ginnie Mae Mortgage-Backed Securities Guide, (iii) 0.80% for HARP mortgage loans with a loan-to-value ratio of 105% or less, and (iv) 1.20% for HARP mortgage loans with a loan-to-value ratio of greater than 105%. At this time, we do not hold the Ginnie Mae approval required to issue Ginnie Mae MBS and act as a servicer. Accordingly, under the MBWS Agreement, PLS currently purchases loans underwritten in accordance with the Ginnie Mae Mortgage-Backed

Securities Guide "as is" and without recourse of any kind from us at our cost less an administrative fee plus accrued interest and a sourcing fee of three basis points.

        In the event that we purchase mortgage loans with an aggregate unpaid principal balance in any month greater than $2.5 billion and less than $5 billion, PLS has agreed to discount the amount of such fulfillment fees by reimbursing us an amount equal to the product of (i) 0.025%, (ii) the amount of unpaid principal balance in excess of $2.5 billion and (iii) the percentage of the aggregate unpaid principal balance relating to mortgage loans for which PLS collected fulfillment fees in such month. In the event that we purchase mortgage loans with an aggregate unpaid principal balance in any month greater than $5 billion, PLS has agreed to discount the amount of such fulfillment fees by reimbursing us an amount equal to the product of (i) 0.05%, (ii) the amount of unpaid principal balance in excess of $5 billion and (iii) the percentage of the aggregate unpaid principal balance relating to mortgage loans for which PLS collected fulfillment fees in such month.

        In consideration for the mortgage banking services provided by PLS with respect to our acquisition of mortgage loans under PLS's early purchase program, PLS is entitled to fees accruing at a rate per annum equal to (i) $25,000, and (ii) $50 for each mortgage loan that we acquire.

        In consideration for the warehouse services provided by PLS with respect to mortgage loans that we finance for our warehouse lending clients, with respect to each facility, PLS is entitled to fees that accrue at a rate per annum equal to (i) $25,000, plus (ii) $50 for each mortgage loan.

        Notwithstanding any provision of the MBWS Agreement to the contrary, if it becomes reasonably necessary or advisable for PLS to engage in additional services in connection with post-breach or post-default resolution activities for the purposes of a correspondent lending agreement, a warehouse agreement or a re-warehouse agreement, then we have generally agreed with PLS to negotiate in good faith for additional compensation and reimbursement of expenses to be paid to PLS for the performance of such additional services.

        In general, the parties to the MBWS Agreement have agreed to negotiate in good faith to amend the provisions of the MBWS Agreement relating to the compensation of PLS in order to cause such compensation to be materially consistent with market rates of compensation for services comparable to those provided under the MBWS Agreement if (a) either party requests such negotiation after a determination by either party that the rates of compensation payable to PLS differ materially from such market rates of compensation and (b) various conditions relating to the timing and frequency of such requests are satisfied, including the condition that no request be made before the second anniversary of the execution of the MBWS Agreement. If the parties are unable to reach agreement on the terms of a fee amendment within thirty (30) days of the delivery of the relevant fee negotiation request, the terms of such fee amendment will be determined by final and binding arbitration procedures set forth in the MBWS Agreement.

        No automatic renewal of the MBWS Agreement will occur upon the conclusion of the initial term or any renewal period if PennyMac Corp. or PLS delivers to the other party a notice of nonrenewal at least 180 days in advance. In addition, (i) PLS has the right to terminate the MBWS Agreement without cause if the MSR Recapture Agreement is terminated by PennyMac Corp. without cause as provided in such agreement, the Servicing Agreement is terminated by the Operating Partnership without cause as provided in such agreement or the Management Agreement is terminated by us without cause as provided in such agreement, and (ii) PennyMac Corp. has the right to terminate the MBWS Agreement without cause if the MSR Recapture Agreement or the Servicing Agreement is terminated by PLS without cause as provided in each such agreement or the Management Agreement is terminated by PCM without cause as provided in such agreement. The MBWS Agreement is further subject to termination under other circumstances, generally including at the election of either party following a specified default or other for-cause event on the part of the other. In the case of a non-renewal or termination of the MBWS Agreement, PennyMac Corp. will be entitled under certain circumstances to require that PLS continue to provide correspondent lending services for a specified number of months following the scheduled expiration or termination, in which case the then current fee structure and exclusivity obligations applicable to such services would remain in effect.

        In connection with the execution of the MBWS Agreement, we entered into an agreement with PLS terminating, effective on February 1, 2013, the Amended and Restated Mortgage Banking Services Agreement, dated as of November 1, 2010 (as amended, supplemented or otherwise modified), between us and PLS and mutually waived any and all notice and timing requirements applicable to such termination.

        We also entered into the MSR Recapture Agreement with PLS. Pursuant to the terms of the MSR Recapture Agreement, if PLS refinances via its retail lending business loans for which we previously held the MSRs, PLS is generally required to transfer and convey to us, without cost to us, the MSRs with respect to new mortgage loans originated in those refinancings (or, under certain circumstances, other mortgage loans) that have an aggregate unpaid principal balance that is not less than 30% of the aggregate unpaid principal balance of all the loans so originated. The initial term of the MSR Recapture Agreement expires, unless terminated earlier in accordance with the terms of the agreement, on February 1, 2017, subject to automatic renewal for additional 18-month periods, unless terminated in accordance with the terms of the agreement.

        In general, the parties to the MSR Recapture Agreement have agreed to negotiate in good faith to amend the provisions thereof relating to the compensation of PLS in order to cause such compensation to be materially consistent with market rates of compensation for services comparable to those provided under the MSR Recapture Agreement if (a) either party requests such negotiation after a determination by either party that the rates of compensation payable to PLS differ materially from such market rates of compensation and (b) various conditions relating to the timing and frequency of such requests are satisfied, including the condition that no request be made before the second anniversary of the execution of the MSR Recapture Agreement. If the parties are unable to reach agreement on the terms of a fee amendment within thirty (30) days of the delivery of the relevant fee negotiation request, the terms of such fee amendment will be determined by final and binding arbitration procedures set forth in the MSR Recapture Agreement.

        No automatic renewal of the MSR Recapture Agreement will occur upon the conclusion of the initial term or any renewal period if we or PLS delivers to the other party a notice of nonrenewal at least 180 days in advance. In addition, (i) PLS has the right to terminate the MSR Recapture Agreement without cause if the MBWS Agreement is terminated by PennyMac Corp. without cause as provided in such agreement, the Servicing Agreement is terminated by the Operating Partnership without cause as provided in such agreement or the Management Agreement is terminated by us without cause as provided in such agreement, and (ii) PennyMac Corp. has the right to terminate the MSR Recapture Agreement without cause if the MBWS Agreement or the Servicing Agreement is terminated by PLS without cause as provided in each such agreement or the Management Agreement is terminated by PCM without cause as provided in such agreement. In addition, if the Operating Partnership exercises its right to terminate the Servicing Agreement without cause in connection with sales of one or more mortgage loans serviced thereunder, PLS will be entitled to terminate the MSR Recapture Agreement solely with respect to such mortgage loans. Following any termination of the MSR Recapture Agreement, PLS is prohibited from taking action with respect to the refinancing of the mortgage loans involved in the termination, subject to various exceptions, including an exception with respect to generalized advertising not targeted exclusively to the borrowers under such mortgage loans.

        Spread Acquisition and MSR Servicing Agreement.    Pursuant to the Spread Acquisition and MSR Servicing Agreement, we may acquire from PLS the rights to receive certain excess servicing spread arising from mortgage servicing rights acquired by PLS, in which case PLS generally would be required to service or subservice the related mortgage loans. The terms of each transaction under the Spread

Acquisition and MSR Servicing Agreement will be subject to the terms of such agreement as modified and supplemented by the terms of a confirmation executed in connection with such transaction. As of the date hereof, no acquisition has occurred, and no confirmation has been executed, under the Spread Acquisition and MSR Servicing Agreement.

        Reimbursement Agreement.    In connection with the initial public offering of our common shares ("IPO"), on August 4, 2009, we entered into an agreement with PCM pursuant to which we agreed to reimburse PCM for the $2.9 million payment that it made to the underwriters for the IPO (the "Conditional Reimbursement") if we satisfied certain performance measures over a specified period of time. The Reimbursement Agreement provides for the reimbursement of PCM of the Conditional Reimbursement if we are required to pay PCM performance incentive fees under the Management Agreement at a rate of $10 in reimbursement for every $100 of performance incentive fees earned. The reimbursement of the Conditional Reimbursement is subject to a maximum reimbursement in any particular 12-month period of $980,422 and the maximum amount that may be reimbursed under the agreement is $2.9 million. The Reimbursement Agreement also provides for the payment to the IPO underwriters of the payment that we agreed to make to them at the time of the IPO if we satisfied certain performance measures over a specified period of time. As PCM earns performance incentive fees under the Management Agreement, the IPO underwriters will be paid at a rate of $20 of payments for every $100 of performance incentive fees earned by PCM. The payment to the underwriters is subject to a maximum reimbursement in any particular 12-month period of $1,960,844 and the maximum amount that may be paid under the agreement is $5.9 million.

        The Reimbursement Agreement is intended to align the reimbursement of PCM and the payment of the underwriters with our financial performance. In the event the termination fee is payable to PCM under the Management Agreement and PCM and the underwriters have not received the full amount of the reimbursements and payments under the Reimbursement Agreement, such amount will be paid in full. The term of the Reimbursement Agreement expires on February 1, 2019.

        Confidentiality Agreement.    Pursuant to the Confidentiality Agreement, we agreed to standard confidentiality obligations with Private National and agreed that Private National and certain of its affiliates shall be prohibited from pursuing an acquisition of us and we shall be prohibited from pursuing an acquisition of Private National, except through negotiations with our respective boards, for a period of three years.

Item 2.02    Results of Operations and Financial Condition.

        On February 7, 2013, the Company issued a press release announcing its financial results for the fiscal year ended December 31, 2012. A copy of the press release and the slide presentation used in connection with the Company's recorded earnings call on February 7, 2013 are furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

        The information in this Item 2.02 of this report, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description
1.1	Amended and Restated Management Agreement, by and among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC, dated as of February 1, 2013.
1.2	Amended and Restated Flow Servicing Agreement, between PennyMac Operating Partnership, L.P. and PennyMac Loan Services, LLC, dated as of February 1, 2013.
1.3	Mortgage Banking and Warehouse Services Agreement, between PennyMac Loan Services, LLC and PennyMac Corp., dated as of February 1, 2013.
1.4	MSR Recapture Agreement, between PennyMac Loan Services, LLC and PennyMac Corp., dated as of February 1, 2013.
1.5	Master Spread Acquisition and MSR Servicing Agreement, between PennyMac Loan Services, LLC and PennyMac Operating Partnership, L.P., dated as of February 1, 2013.
1.6
Amended and Restated Underwriting Fee Reimbursement Agreement, by and among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC, dated as of February 1, 2013.
1.7	Confidentiality Agreement, between Private National Mortgage Acceptance Company, LLC and PennyMac Mortgage Investment Trust, dated as of February 6, 2013.
99.1	Press Release, dated February 7, 2013, issued by PennyMac Mortgage Investment Trust pertaining to its financial results for the fiscal year ended December 31, 2012.
99.2
Slide Presentation for use on February 7, 2013 in connection with PennyMac Mortgage Investment Trust's recorded earnings call pertaining to its financial results for the fiscal year ended December 31, 2012.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST
Dated: February 7, 2013	/s/ ANNE D. MCCALLION Name: Anne D. McCallion Title: Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
1.1	Amended and Restated Management Agreement, by and among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC, dated as of February 1, 2013.
1.2	Amended and Restated Flow Servicing Agreement, between PennyMac Operating Partnership, L.P. and PennyMac Loan Services, LLC, dated as of February 1, 2013.
1.3	Mortgage Banking and Warehouse Services Agreement, between PennyMac Loan Services, LLC and PennyMac Corp., dated as of February 1, 2013.
1.4	MSR Recapture Agreement, between PennyMac Loan Services, LLC and PennyMac Corp., dated as of February 1, 2013.
1.5	Master Spread Acquisition and MSR Servicing Agreement, between PennyMac Loan Services, LLC and PennyMac Operating Partnership, L.P., dated as of February 1, 2013.
1.6
Amended and Restated Underwriting Fee Reimbursement Agreement, by and among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC, dated as of February 1, 2013.
1.7	Confidentiality Agreement, between Private National Mortgage Acceptance Company, LLC and PennyMac Mortgage Investment Trust, dated as of February 6, 2013.
99.1	Press Release, dated February 7, 2013, issued by PennyMac Mortgage Investment Trust pertaining to its financial results for the fiscal year ended December 31, 2012.
99.2
Slide Presentation for use on February 7, 2013 in connection with PennyMac Mortgage Investment Trust's recorded earnings call pertaining to its financial results for the fiscal year ended December 31, 2012.

QuickLinks

  Item 1.01 Entry into a Material Definitive Agreement.
  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX